                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Chancellor Media Corporation of our report dated May 8, 1997 (and to all references to our Firm) included in Evergreen Media Corporation's previously filed Form 8-K dated May 30, 1997 and filed June 4, 1997.



                                                 ARTHUR ANDERSEN LLP

Chicago, Illinois
September 4, 1997